SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of Earliest Event Reported): August 20, 2003



                      BRILLIANT DIGITAL ENTERTAINMENT, INC.
               (Exact Name of Registrant as Specified in Charter)




          DELAWARE                  001-14480                   95-4592204
(State or Other Jurisdiction       (Commission               (I.R.S. Employer
      of Incorporation)            File Number)              Identification No.)





          6355 TOPANGA CANYON BOULEVARD, SUITE 120
                 WOODLAND HILLS, CALIFORNIA                      91367
          (Address of Principal Executive Offices)             (Zip Code)




                          (818) 615-1500 (Registrant's
                     Telephone Number, Including Area Code)

ITEM 7. - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits.

         99.1 Press Release dated August 20, 2003, published by Brilliant Digital Entertainment, Inc. (the "Registrant").

ITEM 12. - RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 20, 2003, the Registrant issued a press release announcing its financial results for the quarter and six months ended June 30, 2003. A copy of the press release is being furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

The  information  in this report  shall not be deemed  "filed"  for  purposes of
Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BRILLIANT DIGITAL ENTERTAINMENT, INC.



Date:    August 21, 2003               By:      /S/ TYLER TARR
                                          -----------------------------
                                                Tyler Tarr
                                                Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------

99.1 Press Release dated August 20, 2003, published by Brilliant Digital Entertainment, Inc.